Offerings - Offering: 1	May 08, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 8,199,801.71
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,132.39
Offering Note

(1)	Estimated for purposes of calculating the amount of the filing fee only. Calculated as the aggregate maximum purchase price for common shares of beneficial interest, based on the net asset value of CAIS Sports, Media and Entertainment Fund as of March 31, 2026.
(2)	Calculated at $138.10 per $1,000,000 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Section 6(b) Fee Rate Advisory No. 1 for fiscal year 2026.